Exhibit 10.26

THIRD AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 4th day of November, 2016, by and among ALICO, INC., a Florida corporation (“Alico”), ALICO LAND DEVELOPMENT, INC., a Florida corporation (“ALDI”), ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”), ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”) and ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Alico Fruit”; and collectively with Alico, ALDI, Alico-Agri, and Plant World, “Borrower”) and in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Servicer” or “MetLife”), as lender (“Lender”) and as servicer, pursuant to that Amended and Restated Co-Lending Agreement dated as of August 12, 2015 (the “Restated Co-Lending Agreement”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to the Amended and Restated Credit Agreement dated December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated effective February 1, 2015, and as further amended by that certain Second Amendment to First Amended and Restated Credit Agreement dated effective August 12, 2015 (collectively, the “Restated Credit Agreement”); and
WHEREAS, Rabo AgriFinance LLC (formerly known as Rabo Agrifinance, Inc.) (“Rabo”), MetLife, and New England Life Insurance Company, a Massachusetts corporation (“NEL”), as co-lenders, (individually and collectively, “Co-Lenders”) are parties to the Restated Co-Lending Agreement; and
WHEREAS, the parties hereto wish to make certain modifications in the terms of the Restated Credit Agreement, as described herein; and
WHEREAS, Rabo desires to sell and assign all of its interest and participation in the Loans made under the Restated Credit Agreement and the Restated Co-Lending Agreement to MetLife such that MetLife will be the successor in interest to Rabo’s interest under the Restated Credit Agreement, Restated Co-Lending Agreement and related loan documents.
NOW, THEREFORE, in consideration of the foregoing and the mutual and reciprocal promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, the Co-Lenders and Borrower agree as follows:
1.    Definitions. All capitalized terms not defined herein shall have the meaning attributed to such term in the Restated Credit Agreement.
2.    Removal and Release of Rabo as Co-Lender. The Restated Credit Agreement is hereby amended to remove Rabo as a Co-Lender (as defined in Section 9 of the Restated Credit

Agreement). The parties agree that Rabo is hereby released from and shall no longer be subject to any of the rights, obligations, and privileges of a Co-Lender under the Restated Credit Agreement, and from and after the effective date of this Amendment, shall not be included in the term “Co-Lender[s]” for any purpose. The parties further agree that (i) Rabo has complied with the requirements set forth in the Restated Co-Lending Agreement with respect to the transfer and assignment of the Assigned Notes (as defined below), (ii) Rabo is hereby released from and shall no longer be subject to any of the rights, obligations, and privileges of a Co-Lender under the Restated Co-Lending Agreement, and from and after the effective date of this Amendment, shall not be included in the term “Co-Lender[s]” for any purpose, and (iii) MetLife hereby assumes the rights, obligations, and privileges of Rabo under the Restated Co-Lending Agreement and shall be bound by the provisions of such agreement as Rabo’s successor in interest.
3.    Assignment of Certain Notes. In consideration of the payment by MetLife to Rabo of the purchase price set forth on Annex I hereto, Rabo hereby transfers, assigns, grants, and conveys, without any representation, warranty or recourse, to MetLife all of Rabo’s right, title and interest in and to the Libor Term Loan “B” Note and the RLOC Loan Note (the “Assigned Notes”), which are secured by, among other things, the Collateral Documents listed in Section 1.4 of the Restated Credit Agreement together with that certain Mortgage Spreader Agreement dated as of July 29, 2015, recorded in the Public Records of DeSoto County, Florida (collectively, the “Collateral Documents”). The parties agree that MetLife, as an assignee of the Assigned Notes, is a secured party under the Collateral Documents and Rabo is no longer a secured party under the Collateral Documents. All obligations of Borrower under the Assigned Notes and the Restated Credit Agreement with respect to the Assigned Notes run to and for the benefit of MetLife. Such obligations are fully enforceable by MetLife as if the Assigned Notes had been originally issued in its favor.
4.    Full Force and Effect. Except as expressly modified by this Amendment, the Restated Credit Agreement remains in full force and effect in accordance with its terms.
5.    Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first above written.

SERVICER/LENDER:
METROPOLITAN LIFE INSURANCE
COMPANY, a New York corporation
By:
Name: Greg G. Gallaway
Title: Director
CO-LENDER:

NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation
By: Metropolitan Life Insurance Company,
a New York corporation,
its Investment manager
By:
Name: Greg G. Gallaway
Title: Director

ALICO FRUIT COMPANY, LLC, a Florida limited liability company
By: Alico, Inc., a Florida corporation, its
Managing Member
By:
Name: ___________________________
Title: ____________________________

ACKNOWLEDGEMENT AND CONSENT
This undersigned hereby acknowledges and consents to the terms and conditions of this Amendment

RABO:

RABO AGRIFINANCE LLC, a Delaware limited liability company
By: _______________________________
Name: _____________________________
Title: ______________________________

BORROWER:
ALICO, INC.,
a Florida corporation
By:
Name: ___________________________
Title: ____________________________
ALICO LAND DEVELOPMENT, INC.,
a Florida corporation
By:
Name: ___________________________
Title: ____________________________

ALICO-AGRI, LTD., a Florida limited
partnership

By: Alico, Inc., a Florida corporation, its
General Partner
By:
Name: ___________________________
Title: ____________________________

ALICO PLANT WORLD, L.L.C., a Florida
limited liability company

By: Alico, Inc., a Florida corporation, its
Manager
By:
Name: ___________________________
Title: ____________________________

Title: ______________________________

Annex I